Exhibit 10.65

FIRST AMENDMENT TO
AMENDED AND RESTATED GUARANTEED SUPPLY AGREEMENT
This is a First Amendment to the Amended and Restated Guaranteed Supply Agreement (“Amendment”) dated June 25, 2014 and made effective on January 1, 2014 by and between Marathon Petroleum Company LP, a Delaware limited partnership with offices at 539 South Main Street, Findlay, Ohio 45840 (“MPC”) and The Pantry, Inc., a Delaware corporation with offices at 305 Gregson Drive, Cary, NC 27511 (“PANTRY”), each a “Party” and together, the “Parties.”
WHEREAS, the Parties entered into a Guaranteed Supply Agreement dated July 26, 2010, as amended on February 14, 2011, August 15, 2011, January 1, 2012 and January 1, 2013 (collectively, the “Previous Agreement”);
WHEREAS, the Parties amended and restated the Previous Agreement through an Amended and Restated Guaranteed Supply Agreement dated June 26, 2013 (the “Restated Agreement”); and
WHEREAS, MPC and PANTRY desire to amend the Restated Agreement to provide for revisions to the “Price” section.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the foregoing recitals are incorporated herein by reference and as follows:

1.Except for the provisions of the Agreement specifically addressed in this Amendment, all other provisions of the Agreement shall remain in full force and effect.

2.Capitalized terms used but not defined in this Amendment shall have the meaning ascribed to such terms in the Agreement.

3.Section 4, labeled “Price” shall hereby be deleted in its entirety and replaced with the following:
“4. Price. The price for any given load of Product at a Designated Terminal shall be [***] in effect at the Designated Terminal as of [***]. In the event that [***] at a Designated Terminal, the price for any given load of Product will [***]. The stated prices are exclusive of applicable taxes, inspection fees, and other governmental charges and assessments. All taxes or other charges now or hereafter imposed by law on any Products sold hereunder, or on the production, manufacture, sale, transportation or delivery thereof, or on this Agreement or the transactions contemplated hereby, which MPC is required to pay or collect shall be added to the applicable price and paid by PANTRY. PANTRY acknowledges and agrees that MPC may use the [***] to manage liftings when MPC's Product supply at a Designated Terminal is limited and PANTRY waives the right to claim that this method of pricing is unfair, anti-competitive, tortious, or a breach of contact.”

4.[***] of Subsection 5(A)(3)(a), labeled “Calculation of [***]” shall he deleted and replaced with the following language:
“[***]”

5.[***] of Subsection 5(A)(3)(b), labeled “Calculation of [***]” shall be deleted and replaced with the following language:
“[***]”

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

6.[***] of Subsection 5(A)(3)(c), labeled “Calculation of [***]” shall be deleted and replaced with the following language:
“[***]”

7.Subsection 5(A)(4)(b) shall hereby be deleted in its entirety and replaced with the following language:
“for the “[***]” portion of all formulas set forth in this Section 5(A), [***] shall be [***] using the [***] as used by [***], and in the event [***] that was [***] will notify [***] of the [***] following [***] of the [***] shall be [***] on the [***];”

8.This Amendment constitutes the entire agreement among the parties regarding this subject matter and may be amended or modified only by a written instrument signed by each of the parties.

9.This Amendment supersedes any other prior agreements or understandings of the parties relating to the subject matter specifically contained herein and the parties are not relying on any statement, representation, promise or inducement not expressly set forth herein.
10. This Amendment may be executed in one or more counterparts, and in both original form and one or more photocopies, each of which shall be deemed to be an original, but all of which together shall be deemed to constitute one and the same instrument.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized representatives.

Marathon petroleum company LP		The Pantry, Inc.

By:	MPC Investment LLC, its General Partner

By:	/s/ Thomas M. Kelley	By:	/s/ Dennis G. Hatchell

Title:	Senior Vice President, Marketing	Title:	President and CEO

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.